Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

Supplement Dated June 29, 2015
to the currently effective Summary Prospectuses and Statutory Prospectuses (together, the “Prospectuses”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, for Guggenheim Enhanced World Equity Fund (the “Fund”)

This supplement provides updated information beyond that contained in the Prospectuses and SAI for the Fund and should be read in conjunction with the Prospectuses and SAI.
On May 20, 2015, the Board of Trustees of Guggenheim Funds Trust approved the closing and subsequent liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Important information about the liquidation was previously disclosed in a supplement dated May 22, 2015 to the Fund’s Prospectuses and SAI.
Pursuant to the Plan of Liquidation, the Fund ceased operations, liquidated its assets, and distributed the liquidation proceeds to shareholders of record at the close of business on June 26, 2015. Accordingly, effective immediately, all references to the Fund in the Prospectuses and SAI are hereby deleted.

Investors should retain this supplement for future reference.

EWE-COMBO-SUP2-0615